                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                               July 27, 2000


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                      1-9344                  56-0732648
_______________          _______________________        _____________
(State or other          (Commission File Number)       (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation)



                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________

Item 5. Other Events.
        ____________

   On July 27, 2000, Airgas, Inc. reported its earnings for the first quarter ended June 30, 2000, as described in the press release attached as
Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         _______________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

     99  Press Release dated July 27, 2000

                                Signatures
                                __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AIRGAS, INC.
                                        (Registrant)


                                        BY: /s/ Roger F. Millay
                                             Roger F. Millay
                                             Senior Vice President &
                                             Chief Financial Officer


DATED:  July 28, 2000